PROSPECTUS
                               DATED MAY 1, 1998

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                                 1-800-487-6669

     MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is intended to provide a wide range of investment alternatives through its seven separate Portfolios, each of which is, for investment and federal tax purposes, in effect a separate fund. A separate class of stock will be issued for each Portfolio.

     Shares of all Portfolios of the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund the benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity Contracts issued by those companies. Shares of all Portfolios of the Fund, other than the Government Securities Portfolio, are sold to MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies and to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts. These variable accounts ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Contract holders. Such allocation rights are further described in the attached prospectus for one of the contracts. The Variable Accounts invest in shares of the Fund through subaccounts that correspond to the Portfolios. The Variable Accounts will redeem shares of the Fund to the extent necessary to provide benefits under the Contracts or for such other purposes as may be consistent with the Contracts.

     The investment objectives of the Portfolios are:

          INTERMEDIATE TERM BOND PORTFOLIO: The maximum income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of between 4 and 8 years.

          LONG TERM BOND PORTFOLIO: The maximum income over the longer term consistent with preservation of capital, through investment in highly-rated debt securities, U.S. Government obligations, and money market instruments, together having a dollar-weighted average life of more than 8 years.

          GOVERNMENT SECURITIES PORTFOLIO: The maximum current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase.

          MONEY MARKET PORTFOLIO: The maximum current income consistent with preservation of capital and maintenance of liquidity, through investment in money market instruments. The Money Market Portfolio is neither insured nor guaranteed by the United States Government, and, while the Money Market Portfolio seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so.

     There can be no assurance that the objective of any Portfolio will be realized. See INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 8-10.

     THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

     ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1-800-487-6669 OR BY SENDING A REQUEST TO: MONY SERIES FUND, INC., 1740 BROADWAY, NEW YORK, NEW YORK 10019. THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1998, IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                             MONY SERIES FUND, INC.

                                   PROSPECTUS

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR THE INVESTMENT ADVISER. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    CONTENTS

                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    1
  The Fund..................................................    1
  The Accounts and the Contracts............................    1
  Investment Objectives and Risks of the Portfolios.........    1
  Investment Adviser........................................    2
  Investment Management Fees and Expenses...................    2
  Responsibility for Day-to-Day Management of the Fund......    2
  Purchase and Redemption of Shares.........................    2
  Financial Highlights......................................    3
  Financial Highlights Tables...............................    4
STRUCTURE OF THE FUND.......................................    8
INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS........    8
  Intermediate Term Bond Portfolio..........................    8
  Long Term Bond Portfolio..................................    9
  Government Securities Portfolio...........................    9
  Money Market Portfolio....................................   10
INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS........   10
  Loans of Portfolio Securities.............................   11
  State Law Restrictions....................................   11
  Federal Income Tax Status.................................   12
MANAGEMENT OF THE FUND......................................   14
  Investment Management Arrangements and Expenses...........   14
  Responsibility for Day-to-Day Management of the Fund......   15
  Year 2000 Issue...........................................   15
  Custodian, Transfer Agent, and Dividend Disbursing
     Agent..................................................   15
PURCHASE AND REDEMPTION OF SHARES...........................   16
DETERMINATION OF NET ASSET VALUE............................   16
  Valuation of Intermediate Term Bond, Long Term Bond, and
     Government
     Securities Portfolios..................................   17
  Valuation of Money Market Portfolio.......................   17
SHARES IN THE FUND..........................................   17
  Voting Rights.............................................   18
  Dividends, Distributions, and Taxes.......................   18
  Shareholder Reports and Inquiries.........................   19
CALCULATION OF PERFORMANCE OF THE PORTFOLIOS................   19
ADDITIONAL INFORMATION......................................   20
  Appendix A: Securities in Which the Money Market Portfolio
     May Currently Invest...................................  A-1
  Appendix B: Description of Commercial Paper and Corporate
     Bond Ratings...........................................  B-1

                               PROSPECTUS SUMMARY

     The following summary should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE FUND

     MONY Series Fund, Inc. (the "Fund"), a diversified open-end management investment company, is a Maryland corporation organized on December 14, 1984. The Fund currently consists of seven (7) separate Portfolios: the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Equity Income Portfolio, the Equity Growth Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Each Portfolio is, for investment and federal tax purposes, in effect a separate investment fund, and the Fund will issue a separate class of capital stock for each Portfolio. In other respects the Fund is treated as one entity. For more detailed information, see STRUCTURE OF THE FUND at page 8.

THE ACCOUNTS AND THE CONTRACTS

     Shares of all Portfolios in the Fund are currently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to MONY America Variable Account L and MONY Variable Account L to fund benefits under Flexible Premium Variable Life Insurance Contracts issued by those companies and to those companies for allocation to MONY America Variable Account A and MONY Variable Account A to fund benefits under Flexible Payment Variable Annuity contracts issued by those companies. Shares of all Portfolios, other than the Government Securities Portfolio, are also sold to the MONY America and MONY for allocation to MONY America Variable Account S and MONY Variable Account S to fund benefits under Variable Life Insurance with Additional Premium Option contracts issued by those companies. In addition, shares of the Fund are sold to MONY for allocation to Keynote Series Account ("Keynote") to fund benefits under Individual Variable Annuity Contracts and, until June 24, 1994, were sold to MONY for allocation to Keynote Series Account to fund benefits under Group Annuity Contracts issued by MONY. Each Contract holder allocates the net premiums and the assets relating to these Contracts, within the limitations described in the Contracts, among the subaccounts of these variable accounts ("Variable Accounts") which in turn are invested in the corresponding Portfolios of the Fund. Contract holders should consider that the investment return experience of the Portfolios will affect the value of the Contracts and may affect the amount of benefits received under the Contracts. The attached prospectus for the Contracts describes the Contracts and the relationship between changes in the value of shares of each Portfolio and changes in the benefits payable under the Contracts. The rights of the Variable Accounts as shareholders should be distinguished from the rights of a Contract holder which are described in the contracts. Because the shares of the Fund will be sold to MONY America and MONY for allocation to the Variable Accounts, the terms "shareholder" or "shareholders" in this Prospectus refer to those Companies.

INVESTMENT OBJECTIVES AND RISKS OF THE PORTFOLIOS

     Each of the Portfolios seeks to achieve a different investment objective. Accordingly, each Portfolio can be expected to have different investment results and to be subject to different financial and market risks and current income volatility. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest on that security, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the degree to which the price of a security will react to changes in conditions in securities markets in general and, with particular reference to debt securities, to changes in the overall level of interest rates. Current income volatility refers to the degree and rapidity with which changes in the overall level of interest rates become reflected in the level of current income of the Portfolios.

     The investment objectives and risks of the available Portfolios are:

     Intermediate Term Bond Portfolio: The Intermediate Term Bond Portfolio, having a dollar-weighted average life of between 4 and 8 years, seeks to maximize income over the intermediate term consistent with preservation of capital. The Portfolio will invest primarily in intermediate term bonds. The Intermediate Term Bond Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Long Term Bond Portfolio: The Long Term Bond Portfolio, having a dollar-weighted average life of more than 8 years, seeks to maximize income over the longer term consistent with preservation of capital. The Portfolio will invest primarily in long term bonds. The Long Term Bond Portfolio should be subject to relatively little financial risk and a higher level of market risk than the Intermediate Term Bond Portfolio.

     Government Securities Portfolio: The Government Securities Portfolio seeks to maximize current income over the intermediate term consistent with preservation of capital, through investment in highly-rated debt securities of the United States government and its agencies and money market instruments, with a dollar-weighted average life of up to ten years at the time of purchase. The Government Securities Portfolio should be subject to relatively little financial risk and a moderate level of market risk.

     Money Market Portfolio: The Money Market Portfolio seeks to maximize current income consistent with the preservation of capital and the maintenance of liquidity. The Portfolio will invest primarily in money market instruments. The Money Market Portfolio should be subject to little market risk or financial risk but should be subject to a high level of current income volatility.

     There can be no assurance that the objectives of any Portfolio will be realized. For more detailed information, see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at pages 8-10 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at pages 10-13.

INVESTMENT ADVISER

     The Investment Adviser of the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios of the Fund is MONY America, a wholly-owned subsidiary of MONY. MONY America has entered into a Services Agreement with MONY for the provision of personnel, equipment, facilities and other services in order to carry out its duties as investment adviser to the Fund. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 14.

INVESTMENT MANAGEMENT FEES AND EXPENSES

     MONY America's fee for its investment management services to each of the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios of the Fund is a daily charge equal to an annual rate of .50 percent of the first $400 million of the aggregate average daily net assets of each of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and .30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million and for the Money Market Portfolio of the Fund is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of the Portfolio, .35 percent of the next $400 million of the aggregate average daily net assets of the Portfolio, and .30 percent of the aggregate average daily net assets of the Portfolio in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America. All other expenses will be borne by the Fund. For more detailed information, see INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES at page 14.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     Day to day management of all the Portfolios of the Fund are undertaken by a committee of MONY America, investment adviser to the Fund.

PURCHASE AND REDEMPTION OF SHARES

     Shares in each of the Portfolios are offered continuously to MONY and MONY America for allocation to the Variable Accounts at prices equal to their respective net asset values per share, without the imposition of an additional sales charge at the Fund level. The shares' redemption prices are also equal to their respective net asset values per share as next determined after the receipt of proper notice of redemption. For more detailed information, see DETERMINATION OF NET ASSET VALUE at page 16.

FINANCIAL HIGHLIGHTS

     Set forth on the following pages are highlights of the operations of each Portfolio of the Fund. Additional financial information is contained in the Statement of Additional Information of the Fund and in the Annual Report of the Fund, both of which are available, free of charge, by contacting the Fund at the address or at the telephone number set forth on the cover of this Prospectus. The Annual Report also contains a discussion of the performance of the Fund during 1997 as well as line graphs which depict the value at inception and for each year subsequent to inception of a $10,000 investment made in each Portfolio of the Fund. These graphs also depict the performance of an investment over the same period in securities which comprise a broad based, unmanaged securities market index.

                             MONY SERIES FUND, INC.

                        INTERMEDIATE TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                            1997          1996          1995          1994          1993          1992
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $     10.96   $     10.57   $      9.75   $     10.51   $     10.33   $     10.22
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.63          0.62          0.63          0.60          0.47          0.59
  Net gains (losses) on investments
    (both realized and unrealized).....         0.16         (0.23)         0.82         (0.76)         0.34          0.11
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment operations...         0.79          0.39          1.45         (0.16)         0.81          0.70
                                         -----------   -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.63)         0.00         (0.63)        (0.60)        (0.47)        (0.59)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00         (0.16)         0.00*
  Distributions (from additional
    paid-in capital)...................         0.00          0.00          0.00          0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions................        (0.63)         0.00         (0.63)        (0.60)        (0.63)        (0.59)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     11.12   $     10.96   $     10.57   $      9.75   $     10.51   $     10.33
                                         ===========   ===========   ===========   ===========   ===========   ===========
    Total return.......................         7.70%         3.69%        14.82%        (1.52%)        7.84%         6.85%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $44,216,994   $40,045,253   $37,519,833   $32,283,693   $31,326,168   $20,911,161
Ratio of net investment income to
  average net assets...................         5.98%         5.88%         6.10%         5.66%         5.26%         6.24%
Ratio of expenses to average net
  assets...............................         0.51%         0.48%         0.49%         0.52%         0.52%         0.53%
Portfolio turnover rate................        79.25%        33.59%        32.07%        25.41%        50.61%        62.27%

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------
                                            1991          1990          1989          1988
                                         -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $      9.69   $      9.85   $      9.63   $      9.93
                                         -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.77          0.84          0.90          0.86
  Net gains (losses) on investments
    (both realized and unrealized).....         0.71         (0.16)         0.22         (0.29)
                                         -----------   -----------   -----------   -----------
    Total from investment operations...         1.48          0.68          1.12          0.57
                                         -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.77)        (0.84)        (0.90)        (0.87)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00
  Distributions (from additional
    paid-in capital)...................        (0.18)         0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------
    Total distributions................        (0.95)        (0.84)        (0.90)        (0.87)
                                         -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     10.22   $      9.69   $      9.85   $      9.63
                                         ===========   ===========   ===========   ===========
    Total return.......................        15.27%         6.90%        11.63%         5.74%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $22,005,519   $20,260,361   $20,419,237   $23,192,883
Ratio of net investment income to
  average net assets...................         7.88%         8.52%         8.67%         8.43%
Ratio of expenses to average net
  assets...............................         0.51%         0.54%         0.60%         0.55%
Portfolio turnover rate................        55.03%        20.06%        30.99%        24.77%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                            LONG TERM BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------------
                                            1997          1996          1995          1994          1993          1992
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $     12.84   $     12.88   $     10.47   $     12.05   $     11.19   $     11.03
                                         -----------   -----------   -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.76          0.79          0.74          0.84          0.50          0.81
  Net gains (losses) on investments
    (both realized and unrealized).....         0.83         (0.83)         2.41         (1.58)         1.09          0.16
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment operations...         1.59         (0.04)         3.15         (0.74)         1.59          0.97
                                         -----------   -----------   -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.79)         0.00         (0.74)        (0.84)        (0.50)        (0.74)
  Distributions (from realized capital
    gains).............................         0.00          0.00          0.00          0.00         (0.23)         0.00*
  Distributions (from additional
    paid-in capital)...................         0.00          0.00          0.00          0.00          0.00         (0.07)
                                         -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions................        (0.79)         0.00         (0.74)        (0.84)        (0.73)        (0.81)
                                         -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     13.64   $     12.84   $     12.88   $     10.47   $     12.05   $     11.19
                                         ===========   ===========   ===========   ===========   ===========   ===========
    Total return.......................        13.44%         (.31%)       30.04%        (6.14%)       14.21%         8.79%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $75,352,764   $62,098,817   $62,017,889   $44,012,329   $63,044,619   $29,564,159
Ratio of net investment income to
  average net assets...................         6.33%         6.40%         6.58%         6.45%         5.69%         7.71%
Ratio of expenses to average net
  assets...............................         0.49%         0.46%         0.48%         0.49%         0.48%         0.51%
Portfolio turnover rate................        37.08%        59.78%        79.45%       110.19%        45.93%         0.17%

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------------
                                            1991          1990          1989          1988
                                         -----------   -----------   -----------   -----------
Net asset value, beginning of year.....  $     10.47   $     10.70   $      9.97   $     10.28
                                         -----------   -----------   -----------   -----------
Income from investment operations
  Net investment income................         0.72          0.90          0.96          0.96
  Net gains (losses) on investments
    (both realized and unrealized).....         1.12         (0.23)         0.73         (0.10)
                                         -----------   -----------   -----------   -----------
    Total from investment operations...         1.84          0.67          1.69          0.86
                                         -----------   -----------   -----------   -----------
Less distributions
  Dividends (from net investment
    income)............................        (0.72)        (0.90)        (0.96)        (1.17)
  Distributions (from realized capital
    gains).............................        (0.37)         0.00          0.00          0.00
  Distributions (from additional
    paid-in capital)...................        (0.19)         0.00          0.00          0.00
                                         -----------   -----------   -----------   -----------
    Total distributions................        (1.28)        (0.90)        (0.96)        (1.17)
                                         -----------   -----------   -----------   -----------
Net asset value, end of year...........  $     11.03   $     10.47   $     10.70   $      9.97
                                         ===========   ===========   ===========   ===========
    Total return.......................        17.57%         6.26%        16.95%         8.37%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year................  $23,207,734   $20,532,817   $20,770,552   $23,840,760
Ratio of net investment income to
  average net assets...................         8.12%         8.72%         8.54%         9.04%
Ratio of expenses to average net
  assets...............................         0.51%         0.53%         0.64%         0.54%
Portfolio turnover rate................        63.68%        27.49%        36.00%        42.79%

---------------

* Less than $.01 per share.

                             MONY SERIES FUND, INC.

                        GOVERNMENT SECURITIES PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                                                                                   FOR THE PERIOD
                                                                                                                   MAY 1, 1991**
                                                      FOR THE YEARS ENDED DECEMBER 31,                                THROUGH
                             -----------------------------------------------------------------------------------    DECEMBER 31,
                                1997          1996          1995         1994             1993          1992            1991
                             -----------   -----------   ----------   ----------       -----------   -----------   --------------
Net asset value, beginning
  of period................  $     10.58   $     10.21   $     9.51   $     9.72       $      9.66   $     10.70    $     10.00
                             -----------   -----------   ----------   ----------       -----------   -----------    -----------
Income from investment
  operations
  Net investment income....         0.45          0.45         0.34         0.05              0.52          1.00           0.27
  Net gains (losses) on
    investments (both
    realized and
    unrealized)............         0.28         (0.08)        0.70        (0.21)             0.27         (0.25)          0.70
                             -----------   -----------   ----------   ----------       -----------   -----------    -----------
        Total from
          investment
          operations.......         0.73          0.37         1.04        (0.16)             0.79          0.75           0.97
                             -----------   -----------   ----------   ----------       -----------   -----------    -----------
Less distributions
  Dividends (from net
    investment income).....        (0.42)         0.00        (0.34)       (0.05)            (0.52)        (1.00)         (0.27)
  Distributions (from
    realized capital
    gains).................         0.00          0.00        (0.00)*       0.00             (0.21)        (0.79)          0.00
  Distributions (in excess
    of realized capital
    gains).................         0.00          0.00        (0.00)        0.00              0.00*         0.00           0.00
                             -----------   -----------   ----------   ----------       -----------   -----------    -----------
        Total
          distributions....        (0.42)         0.00        (0.34)       (0.05)            (0.73)        (1.79)         (0.27)
                             -----------   -----------   ----------   ----------       -----------   -----------    -----------
Net asset value, end of
  period...................  $     10.89   $     10.58   $    10.21   $     9.51       $      9.72   $      9.66    $     10.70
                             ===========   ===========   ==========   ==========       ===========   ===========    ===========
        Total return.......         7.18%         3.62%       10.89%       (2.68%)+++         8.18%         7.01%          9.70%++
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
  period...................  $25,065,893   $16,383,300   $8,555,893   $1,204,231       $20,036,097   $19,096,791    $42,235,195
Ratio of net investment
  income to average net
  assets...................         5.52%         5.59%        6.10%        5.43%+++          5.06%         6.25%          5.75%+
Ratio of expenses to
  average net assets.......         0.56%         0.55%        0.74%        0.57%+++          0.53%         0.50%           .43%+
Portfolio turnover rate....        19.14%        12.52%        0.28%        7.82%            41.01%        28.28%        151.81%

---------------

  * Less than $.01 per share.
 ** Commencement of operations.
  + Annualized
 ++ Average Annual
+++ Annualized since Portfolio was dormant from June 24, 1994 to November 18, 1994.

                             MONY SERIES FUND, INC.

                             MONEY MARKET PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

                                                              FOR THE YEARS ENDED DECEMBER 31,
                             --------------------------------------------------------------------------------------------------
                                 1997           1996           1995          1994          1993          1992          1991
                             ------------   ------------   ------------   -----------   -----------   -----------   -----------
Net asset value, beginning
  of year..................  $       1.00   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00   $      1.00
                             ------------   ------------   ------------   -----------   -----------   -----------   -----------
Income from investment
  operations
  Net investment income....          0.03           0.05           0.05          0.04          0.03          0.03          0.06
Less distributions
  Dividends (from net
    investment income).....         (0.03)         (0.05)         (0.05)        (0.04)        (0.03)        (0.03)        (0.06)
                             ------------   ------------   ------------   -----------   -----------   -----------   -----------
Net asset value, end of
  year.....................  $       1.00   $       1.00   $       1.00   $      1.00   $      1.00   $      1.00   $      1.00
                             ============   ============   ============   ===========   ===========   ===========   ===========
    Total return...........          5.15%          5.00%          5.50%         3.82%         2.75%         3.31%         5.60%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....  $158,286,237   $144,932,159   $110,366,978   $83,352,731   $65,474,860   $50,892,593   $34,642,974
Ratio of net investment
  income to average net
  assets...................          5.11%          4.95%          5.30%         3.77%         2.62%         3.17%         5.80%
Ratio of expenses to
  average net assets.......          0.46%          0.45%          0.46%         0.49%         0.46%         0.48%         0.54%

                                FOR THE YEARS ENDED DECEMBER 31,
                             --------------------------------------
                                1990          1989          1988
                             -----------   -----------   ----------
Net asset value, beginning
  of year..................  $      1.00   $      1.00   $     1.00
                             -----------   -----------   ----------
Income from investment
  operations
  Net investment income....         0.07          0.08         0.07
Less distributions
  Dividends (from net
    investment income).....        (0.07)        (0.08)       (0.07)
                             -----------   -----------   ----------
Net asset value, end of
  year.....................  $      1.00   $      1.00   $     1.00
                             ===========   ===========   ==========
    Total return...........         7.22%         8.20%        6.56%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year....  $26,924,389   $10,817,623   $4,552,241
Ratio of net investment
  income to average net
  assets...................         7.63%         8.06%        6.77%
Ratio of expenses to
  average net assets.......         0.54%         0.92%        1.08%

                             STRUCTURE OF THE FUND

     The Fund, a Maryland corporation organized on December 14, 1984, currently is composed of seven different Portfolios that are, in effect, separate investment funds: the Equity Income Portfolio, the Equity Growth Portfolio, the Intermediate Term Bond Portfolio, the Long Term Bond Portfolio, the Government Securities Portfolio, the Money Market Portfolio, and the Diversified Portfolio. Until November 18, 1994, the Government Securities Portfolio had been known as the Intermediate Government Bond Portfolio. The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio will have a pro-rata interest in the assets of that Portfolio and will have no interest in the assets of any other Portfolio. Each Portfolio bears its own liabilities and also its proportionate share of the general liabilities of the Fund. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified, management investment company. This registration does not imply any supervision by the Securities and Exchange Commission over the Fund's management or its investment policies or practices.

              INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

     Each Portfolio of the Fund has a different investment objective which it pursues through separate investment policies as described below. Since each Portfolio has a different investment objective, each can be expected to have different investment results and incur different market and financial risks. The Fund may in the future establish other Portfolios with different investment objectives.

     The investment objectives of each Portfolio are fundamental and may not be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio affected (which for this purpose and under the 1940 Act means the lesser of (i) 67 percent of the Portfolio shares represented at a meeting at which more than 50 percent of the outstanding Portfolio shares are represented or (ii) more than 50 percent of the outstanding Portfolio shares). The policies by which a Portfolio seeks to achieve its investment objectives, however, are not fundamental. They may be changed by the Board of Directors of the Fund without shareholder approval.

     Each Portfolio has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the Portfolio, in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a Portfolio.

     There is no guarantee that any of the objectives of any Portfolio will be met. The following paragraphs describe the investment objectives, policies and portfolio turnover rates of each available Portfolio.

INTERMEDIATE TERM BOND PORTFOLIO

     The objective of the Intermediate Term Bond Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Intermediate Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Intermediate Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of between 4 and 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Intermediate Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Intermediate Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Portfolio will decline.

Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the longer-term bonds held in the Long Term Bond Portfolio and similar to the bonds held in the Government Securities Portfolio. Thus, compared to the Long Term Bond Portfolio, there will be less of a risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Government Securities Portfolio, there will be a similar risk that the value of the securities held in the Intermediate Term Bond Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Intermediate Term Bond Portfolio is not likely to exceed 100 percent.

LONG TERM BOND PORTFOLIO

     The objective of the Long Term Bond Portfolio is to maximize income over the longer term consistent with preservation of capital.

     The Long Term Bond Portfolio seeks to achieve this objective by following the policy of investing in (i) debt securities which, at the time of purchase, have a rating within the four highest grades as determined by either Moody's Investors Service, Inc. or Standard & Poor's Corporation as described in Appendix B; (ii) obligations of the U.S. Government, its agencies or instrumentalities; and (iii) high-quality, short-term obligations as described in Appendix A. The Long Term Bond Portfolio will be managed so as to maintain a dollar-weighted average life of in excess of 8 years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Long Term Bond Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Long Term Bond Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Long Term Bond Portfolio will decline. Because of their relatively longer maturities, the value of the bonds in this Portfolio will be more sensitive to changes in interest rates than the relatively shorter-term bonds held in the Intermediate Term Bond Portfolio and the Government Securities Portfolio. Thus, compared to the Intermediate Term Bond Portfolio and the Government Securities Portfolio, there will be more of a risk that the value of securities held in the Long Term Bond Portfolio will decline, but more of a likelihood for greater appreciation in value.

     The annual portfolio turnover rate of the Long Term Bond Portfolio is not likely to exceed 100 percent.

GOVERNMENT SECURITIES PORTFOLIO

     The primary objective of the Government Securities Portfolio is to maximize income over the intermediate term consistent with preservation of capital.

     The Government Securities Portfolio will seek to achieve this objective by following a policy of investing in highly-rated debt securities of the United States government and its agencies; and money market instruments. The Government Securities Portfolio will be managed so as to maintain a dollar-weighted average life of up to ten years at time of purchase.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the average life of the Government Securities Portfolio will vary to reflect the Investment Adviser's assessment of prospective changes in interest rates, so that the Government Securities Portfolio may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Investment Adviser's ability to forecast changes in interest rates, and there is a corresponding risk that the value of the securities held in the Government Securities Portfolio will decline. Because of their relatively shorter maturities, the value of the bonds in this Portfolio will be less sensitive to changes in interest rates than the relatively longer-term bonds held in the Long Term Bond Portfolio. Because of the relatively similar maturities, the value of the bonds in this Portfolio will be similar to changes in interest rates in the Intermediate Term Bond Portfolio. Thus, compared to the Long Term Bond

Portfolio, there will be less of a risk that the value of securities held in the Government Securities Portfolio will decline, but not as much of a likelihood for greater appreciation in value. Compared to the Intermediate Term Bond Portfolio, there will be a similar risk that the value of securities held in the Government Securities Portfolio will decline and a similar likelihood for appreciation in value.

     The annual portfolio turnover rate of the Government Securities Portfolio is not likely to exceed 100 percent.

MONEY MARKET PORTFOLIO

     The objective of the Money Market Portfolio is to maximize current income consistent with the preservation of capital and maintenance of liquidity.

     The Money Market Portfolio seeks to achieve this objective by following the policy of investing primarily in money market instruments denominated in U.S. dollars that mature in 397 days or less from the date the Money Market Portfolio acquires them. Money market instruments include short-term obligations of the U.S. Government, its agencies or instrumentalities, of domestic and foreign (if U.S. Dollar denominated) corporations and of banks. They also include commercial paper and other corporate obligations of both domestic and foreign (if U.S. Dollar denominated) corporations. The Money Market Portfolio may also enter into repurchase and reverse repurchase agreements. A detailed description of the money market instruments in which the Money Market Portfolio may invest, of the repurchase and reverse repurchase agreements it may enter into, and of the risks associated with those instruments and agreements may be found in Appendix A. The dollar-weighted average life to maturity of the securities held by the Money Market Portfolio is expected to be less than 90 days.

     Because of the high-quality, short-term nature of the Money Market Portfolio's holdings, increases in the value of an investment in the Portfolio will be derived almost entirely from interest on the securities held by it.

     The Money Market Portfolio will attempt, consistent with preservation of capital, to achieve the highest possible yield from its investments. Yield with respect to the Money Market Portfolio normally will fluctuate, sometimes substantially, on a daily basis and is affected by changes in interest rates on money market instruments, average portfolio maturities, the type and quality of portfolio securities held, and the expenses of the Money Market Portfolio. Therefore, the yield for any given past period should not be considered as representative of the yield for any future period.

     Because of the short term nature of the securities in which the Money Market Portfolio will invest, and because the Portfolio's investments will be constantly changing in response to market conditions, an annual portfolio turnover rate for the Money Market Portfolio would not be meaningful and will not be determined. The Rules of the Securities and Exchange Commission reflect that such calculations would not be meaningful and, therefore, do not require calculation of turnover rates for securities with a maturity of one year or less.

              INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS

     The Fund has adopted restrictions relating to the investment of assets of the Portfolios and their activities. The investment restrictions are fundamental policies and may not be changed without the approval of a majority vote of the outstanding shares (as defined above at page 8) of each of the Portfolios affected. (See VOTING RIGHTS at page 18.) These investment restrictions, which apply to the Fund's seven current Portfolios, may be different for any new portfolios that the Fund may create in the future.

     Some of the Fund's investment restrictions have the effect of limiting certain practices, while, however, allowing a portion of a Portfolio's net assets to be at risk. These investment restrictions are:

          1. The Portfolios will not purchase real estate or real estate mortgages, except that the right is reserved for each Portfolio to purchase and sell securities which are secured by real estate or real estate mortgages and securities of real estate investment trusts or other issuers that invest or deal in the foregoing. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction does not prohibit the Fund in the future from establishing one or more real estate portfolios.

          2. Loans, both short and long term, may be made by a Portfolio only through the purchase or acquisition of privately placed bonds, debentures, notes or other evidences of indebtedness that may or may not be convertible into stock of a type customarily acquired by institutional investors, provided, however, that no such purchase or acquisition will be made if, as a result thereof, more than 10 percent of the value of the Portfolio's assets would be so invested. Repurchase agreements are not subject to this restriction.

          3. Borrowing of money will not be made by any Portfolio, except as a temporary position for emergency purposes (to facilitate redemptions but not for leveraging or for investment) and then only from banks in an amount not exceeding 10 percent of the value of a Portfolio's assets (including the amount borrowed) less liabilities (not including the amount borrowed as a result of the borrowing) at the time such borrowing is made, and during any period when outstanding indebtedness for money borrowed shall exceed 5 percent of the value of its total assets, the Portfolio will make no purchases of securities.

          4. In general, the Portfolios will not invest more than 10 percent of any Portfolio's total assets in illiquid assets, including illiquid restricted securities, repurchase agreements maturing in more than seven days, and nonnegotiable time deposits maturing in more than seven days.

     More detailed information about these investment restrictions, as well as other investment restrictions applicable to the Portfolios, is contained in the Statement of Additional Information (INVESTMENT RESTRICTIONS). In addition, the Fund intends to comply with the various requirements of the Internal Revenue Code to qualify as a "regulated investment company" under the Code. For a description of these requirements see FEDERAL INCOME TAX STATUS on page 12.

LOANS OF PORTFOLIO SECURITIES

     Each Portfolio may from time to time lend the securities it holds to broker-dealers, provided that the aggregate value of the securities so lent by any Portfolio does not exceed 10 percent of the value of that Portfolio's assets and further provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities plus the accrued interest and dividends. During the time securities are on loan, the Portfolio will continue to receive the interest and dividends, or amount equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Portfolio will not have the right to vote securities on loan, but would terminate the loan and retain the right to vote if that were considered important with respect to the investment.

     The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage; but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

     No Portfolio will lend securities to broker-dealers affiliated with the Fund or MONY. This will not affect the Fund's ability to maximize a Portfolio's securities lending opportunities.

STATE LAW RESTRICTIONS

     The investments of Keynote and the MONY Variable Accounts, and the MONY America Variable Accounts are subject to the provisions of the New York and Arizona insurance law, respectively, applicable to the investments of life insurance company separate accounts. Although these state law investment restrictions do not apply directly to the Fund, the Portfolios will comply, without the approval of shareholders, with such statutory requirements, as they exist or may be amended.

     Under pertinent provisions of New York law, as they currently exist, the assets of Keynote and the MONY Variable Accounts may be invested in any investments (1) permitted by agreement between these Variable Accounts and their Contract holders and (2) acquired in good faith and with that degree of care in acquiring investments that an ordinarily prudent person in a like position would use under similar circumstances. The only agreement with Contract holders pertaining to investments permitted for the Variable Accounts is as described in the prospectuses for the Contracts, namely that the Variable Accounts will invest only in shares of the Fund. The investment of the assets of the Fund are subject to the investment objectives, policies and restrictions applicable to the Portfolios, as described in this Prospectus (see INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS at page 8 and INVESTMENT RESTRICTIONS APPLICABLE TO THE PORTFOLIOS at page 10) and in the Statement of Additional Information (INVESTMENT RESTRICTIONS).

     The pertinent provisions of Arizona law, as they currently exist, are in summary form as follows:

     The assets of variable accounts established by MONY America may be invested in any investments that are of the kind permitted and that satisfy the qualitative requirements, but without regard to quantitative restrictions. Bonds, debentures, notes, commercial paper and other evidences of indebtedness, and preferred, guaranteed or preference stocks must have received an investment grade rating approved by the Director of Insurance. Funds may not be invested in foreign banks (other than foreign branches of domestic banks) except that investments may be made in obligations issued, assumed or guaranteed by the International Bank for Reconstruction and Development. Investments not otherwise permitted under Arizona law may be made in an amount not exceeding in the aggregate 10 percent of assets and not exceeding 2 percent of assets as to any one such investment.

     Although compliance with New York and Arizona laws described above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions. Accordingly, if any state or other jurisdiction in which the Variable Accounts propose to do business imposes limits applicable to the Variable Accounts, in addition to any imposed by New York and Arizona law, the Fund will comply with such further investment limits.

FEDERAL INCOME TAX STATUS

     The Fund and each of its Portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify for treatment as regulated investment companies, the Fund and each of its Portfolios must, among other things, satisfy the following requirements:

          1. At least 90 percent of the gross income of each of the Portfolios must be derived from dividends, interest, payments with respect to securities loans (as defined in section 512(a)(5) of the Code), and gains from the sale or other disposition of stock or securities (as defined in section 2(a)(36) of the Investment Company Act of 1940, as amended) or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies. For purposes of meeting this requirement, foreign currency gains which are not ancillary to the Portfolio's principal business of investing in stock or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income.

          2. Each Portfolio must derive less than 30 percent of its gross income in each taxable year from the sale or other disposition of stock, securities held for less than 3 months, options, futures, forward contracts, or foreign currency gains not related to a Portfolio's principal business of investing in stock or securities. No portfolio will be disqualified under this test by reason of sales resulting from abnormal redemptions on any day occurring before the close of the fifth business day after such day if the sum of the percentages of assets redeemed, for any day on which such percentage exceeds 1% for the day in question and any prior day in the taxable year exceeds 30% and the Fund would meet this test if all its portfolios were treated as a single company.

          3. At the close of each calendar quarter, at least 50 percent of the value of the total assets of each of the Portfolios must be represented by cash and cash items (including receivables), Government securities, securities of other regulated investment companies, and other securities (limited for each portfolio in respect of any one issuer, to an amount not greater in value than 5 percent of the value of the total assets of that Portfolio and to not more than 10 percent of the outstanding voting securities of the issuer).

          4. At the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of any one issuer except that this limitation shall not apply to Government securities or securities of other regulated investment companies. In addition, at the close of each calendar quarter, no more than 25 percent of the value of the total assets of each of the Portfolios may be invested in the securities of 2 or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     For substantially all federal income tax purposes, each Portfolio of the Fund is a separate entity. This means that the investment results of each Portfolio will be calculated separately from those of the other Portfolios for purposes of determining whether each Portfolio qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss) and net realized capital gains (or losses).

     For information regarding the federal income tax implications of the Fund and its Portfolios qualifying as a regulated investment company, see DIVIDENDS, DISTRIBUTIONS AND TAXES at page 18.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

                             MANAGEMENT OF THE FUND

     The Board of Directors of the Fund is responsible for the management of the business of the Fund under the laws of the State of Maryland, and it is primarily responsible for reviewing the activities of the investment adviser.

INVESTMENT MANAGEMENT ARRANGEMENTS AND EXPENSES

     The Fund has entered into an Investment Advisory Agreement with MONY America under which MONY America will carry on the overall day-to-day management of the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios of the Fund, and provide investment advice and related services for each of those Portfolios. If the Fund creates new portfolios in the future, MONY America may be appointed to act as investment adviser and manager for those portfolios, as well, or the Fund may appoint a different investment adviser for any new portfolio.

     MONY America receives an investment management fee as compensation for its services to each of the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios of the Fund. The fee is a daily charge equal to an annual rate of .50 percent of the first $400 million of the aggregate average daily net assets of each of those Portfolios, .35 percent of the next $400 million of the aggregate average daily net assets of each of those Portfolios, and .30 percent of the aggregate average daily net assets of each of those Portfolios in excess of $800 million and for the Money Market Portfolio is a daily charge equal to an annual rate of .40 percent of the first $400 million of the aggregate average daily net assets of the Portfolio, .35 percent of the next $400 million of the aggregate average daily net assets of the Portfolio, and .30 percent of the aggregate average daily net assets in excess of $800 million. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, and (iii) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America. All other expenses, including those associated with calculating net asset value of the Portfolios and any extraordinary or non-recurring expenses will be borne by the Fund. With respect to the expenses of preparing, printing and mailing prospectuses, see PURCHASE AND REDEMPTION OF SHARES at page 16.

     MONY America, a wholly-owned subsidiary of MONY, is registered as an investment adviser under the Investment Advisers Act of 1940 and, prior to registration in 1985, had not performed services as an investment adviser. MONY America has entered into a Services Agreement with MONY to provide it with personnel, services, facilities, supplies, and equipment in order to carry out many of its duties to provide investment management services under the Investment Advisory Agreement. MONY America pays MONY for such services.

     Because the Investment Advisory Agreement and the Services Agreement are interrelated and dependent on each other, MONY may be deemed to be an investment adviser of the Fund for certain federal regulatory purposes. MONY is registered as an investment adviser under the Investment Advisers Act of 1940. Its principal business address, as well as that of the Investment Adviser, is 1740 Broadway, New York, New York 10019.

     Although MONY America's lack of previous experience in advising a mutual fund might be considered a risk factor, it is anticipated that many of MONY America's duties will be carried out by MONY and its personnel under the Services Agreement and therefore MONY's experience as an investment manager should also be considered. MONY is a mutual life insurance company organized under the laws of New York in 1842 and licensed to do business in all fifty states, the District of Columbia, Puerto Rico, the Virgin Islands and certain Canadian provinces. MONY manages the investment of assets held in its own general account, various separate accounts established by MONY, and the assets of its employee thrift plan trust. From 1969 to 1981, MONY provided investment advisory services to MONY Advisers, Inc. (a wholly-owned subsidiary of MONY) which acted as investment adviser to The MONY Fund, Inc., a registered diversified open-end management investment company. As of December 31, 1997, total assets under management in the accounts managed by MONY and MONY America were approximately $22.0 billion and included common stocks with a value of approximately $1.2 billion, long and medium term publicly-traded fixed income securities with a value of approximately $7.6 billion, and short-term debt obligations with a value of approximately $409.9 million. The size of the accounts and portfolios managed by MONY or its personnel does not assure that a shareholder of the Fund will realize any gain or be protected from any loss.

     The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985. The agreement was amended effective August 4, 1997, and the Amended Investment Advisory Agreement was approved by the shareholders on October 14, 1997. The continuance of the Amended Investment Advisory Agreement was approved by the Fund's Board of Directors on February 18, 1998. The Services Agreement was similarly approved on January 2, 1985 and continuance for an additional year was most recently approved by the Fund's Board of Directors on February 18, 1998. Both Agreements will continue in effect if approved annually by (1) a majority of the non-interested directors (as defined by the 1940 Act) of the Fund's Board of Directors, and (2) a majority of the entire Board of Directors or a majority vote of the voting shares of each Portfolio. If a majority of the voting shares of any Portfolio vote to approve both Agreements, they will remain in effect with respect to that Portfolio, even if they are not approved by a majority of the voting shares of any other Portfolio or by a majority of the voting shares of the entire Fund. The Agreements are not assignable. The Investment Advisory Agreement may be terminated without penalty upon 60 days' notice by the Fund's Board of Directors or by a majority vote of its shareholders, and upon 90 days' notice by the Investment Adviser. The Services Agreement may be terminated without penalty upon 60 days' notice by either party.

     MONY America and MONY serve as investment managers or advisers in managing their own assets and, in the case of MONY, the assets of separate accounts and certain of its subsidiaries. In the future, MONY America and MONY may serve as investment manager or adviser to other investment companies. When investment opportunities arise that may be appropriate for more than one account or entity for which MONY America or MONY serves as investment manager or adviser, including for their own accounts, MONY America or MONY and their personnel will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which MONY America or MONY acts or may act as investment manager or adviser, including for their own accounts, have different investment objectives and positions, MONY America or MONY may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

RESPONSIBILITY FOR DAY-TO-DAY MANAGEMENT OF THE FUND

     As investment adviser, MONY America is responsible for the day-to-day management of each of the Portfolios of the Fund. Investment decisions are made by a committee of the investment adviser.

YEAR 2000 ISSUE

     MONY America has conducted a comprehensive review of the computer systems used in connection with the Fund. A new Year 2000 compliant software program used for fund accounting has been purchased to replace the system currently used. It currently is being tested. MONY America has received assurances from suppliers of services that systems used in connection with the Fund are being modified and converted. MONY America will monitor the status of these efforts.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004 is the custodian of the securities held by the Portfolios of the Fund, and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. The Fund acts as its own transfer agent and dividend-disbursing agent.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares in the Fund are currently being offered continuously, without sales charge at the Fund level, at prices equal to the respective net asset values of the Portfolios to MONY and MONY America for allocation to the Variable Accounts to fund benefits payable under the Contracts described in the attached prospectus. The Fund sells its shares through MONY Securities Corp. ("MSC") (which acts as "principal underwriter" of the Contracts and therefore of the shares of the Fund) to MONY and MONY America, for allocation to the Variable Accounts. MSC is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. It is expected that there will be no distribution expenses for the Fund, other than expenses for preparing, printing and mailing prospectuses. These expenses, and any other distribution expenses, will be borne by MSC pursuant to an underwriting agreement that will comply with pertinent provisions of the 1940 Act and rules of the Securities and Exchange Commission under that Act. The Fund may at some later date also offer its shares to other separate accounts of MONY, MONY America, or other MONY subsidiaries.

     The Fund is required to redeem all full and fractional shares of the Fund for cash within seven days of receipt of proper notice of redemption. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

     The right to redeem shares or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a Portfolio's securities or determination of the net asset value of each Portfolio is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of each Portfolio.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of each Portfolio will be determined by the Investment Adviser once daily immediately after the declaration of dividends, if any, at a time to be determined by the Fund's Board of Directors, currently 4:00 p.m. New York City time, on each day during which the New York Stock Exchange is open for business or on any other day in which there is sufficient trading in the securities held by a Portfolio to result in a material change in the value of such shares. The net asset value per share of each Portfolio except the Money Market Portfolio is computed by adding the sum of the value of the securities held by that Portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that Portfolio at such time. Expenses, including the investment management fee payable to MONY America, are accrued daily.

     High-quality, short-term debt obligations held in any of the Portfolios with a remaining maturity of 60 days or less will be valued on an amortized-cost basis. This means that each obligation will be valued initially at its purchase price and thereafter by amortizing any discount or premium uniformly to maturity, regardless of the impact of fluctuating interest rates on the market value of the obligation. This highly practical method of valuation is in widespread use and almost always results in a value that is extremely close to the actual market value. The Fund's Board of Directors will review obligations being valued under this method where credit or other factors may indicate the method is not appropriate or where the rules of the Securities and Exchange Commission require such examination. Short-term debt obligations with a remaining maturity of more than 60 days will be valued in the same way as are debt securities held in the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios, as described below in "Valuation of Intermediate Term Bond, Long Term Bond and Government Securities Portfolios".

VALUATION OF INTERMEDIATE TERM BOND, LONG TERM BOND AND GOVERNMENT SECURITIES PORTFOLIOS

     In determining the net asset value of securities held in the Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, securities will be valued based on a decision as to the broadest and most representative market for such security. The value will be based on either (i) the last available sale price on a national securities exchange, (ii) in the absence of recorded sales, the average of readily available closing bid and asked prices on national securities exchanges, or (iii) the average of the quoted bid and asked prices in the over-the-counter market. Securities or assets for which market quotations are not readily available will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors of the Fund.

VALUATION OF MONEY MARKET PORTFOLIO

     The net asset value of shares of the Money Market Portfolio will normally remain at $1.00 per share, because the net investment income of this Portfolio (including realized and unrealized gains and losses on Portfolio holdings) will be declared as a dividend each time the Portfolio's net income is determined (see DIVIDENDS, DISTRIBUTIONS AND TAXES, at page 18). If in the view of the Board of Directors of the Fund it is inadvisable to continue to maintain the net asset value of the Money Market Portfolio at $1.00 per share, the Board reserves the right to alter the procedure. The Fund will notify Shareholders of any such alteration.

     The Fund will value all short-term debt obligations held in the Money Market Portfolio on an amortized-cost basis. The regulations of the Securities and Exchange Commission (SEC) require that, as a condition for using amortized cost valuation, the Money Market Portfolio (i) maintain a dollar-weighted average portfolio maturity not exceeding 90 days, and (ii) limit its portfolio investments to those United States dollar-denominated instruments determined to present minimal credit risks and which at the time of acquisition are Eligible Securities. Eligible Securities include any security (i) issued with, or with a remaining maturity of, 397 days or less which is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in one of the two highest rating categories for short-term debt obligations; or (ii) the issuer of which does not have any securities which have a short term rating but which security is (x) comparable in priority and security to a security which has been rated in one of the two highest rating categories for short term debt obligations by an SEC designated statistical rating organization, and (y) not a security which had an original maturity in excess of 397 days and which received a rating as a long term debt obligation from such a rating organization that was not within the two highest rating categories. In the event of sizable changes in interest rates, however, the value determined by amortized cost valuation may be higher or lower than the price that would be received if the obligation were sold. On these occasions (if any should occur) as a further condition to using amortized-cost valuation, procedures have been established by the Board of Directors to determine whether the deviation might be enough to affect the value of shares in the Money Market Portfolio by more than one-half of one percent, and if it does, an appropriate adjustment will be made in the value of the obligations.

                               SHARES IN THE FUND

     The authorized capital stock of the Fund consists of 2 billion shares, par value $.01 per share. The shares of capital stock are divided into seven classes: Equity Income Portfolio Capital Stock (150 million shares); Equity Growth Portfolio Capital Stock (150 million shares); Intermediate Term Bond Portfolio Capital Stock (150 million shares); Long Term Bond Portfolio Capital Stock (150 million shares); Government Securities Portfolio Capital Stock (150 million shares); Money Market Portfolio Capital Stock (250 million shares); and Diversified Portfolio Capital Stock (150 million shares). The Fund may in the future allocate some of the remaining authorized shares to these classes, or create new classes of capital stock corresponding to new portfolios and allocate some of the remaining authorized shares to such new classes and then issue shares of such new classes. Each share of stock will have a pro-rata interest in the assets of the Portfolio to which the stock of that class relates and will have no interest in the assets of any other Portfolio. Holders of shares of any

Portfolio are entitled to redeem their shares as set forth under PURCHASE AND REDEMPTION OF SHARES at page 16. The shares of each Portfolio, when issued, will be fully paid and non-assessable, will have no preemptive, conversion, exchange or similar rights, and will be freely transferable. The shares do not have cumulative voting rights. Holders of more than 50 percent of the shares of the Fund voting for the election of directors can, if they choose to do so, elect all of the Fund's directors, and in such event the holders of the remaining shares would not be able to elect any directors.

     MONY provided the initial capital for each of the Fund's Portfolios. MONY held shares attributable to its initial capital investment. At December 31, 1993, MONY had redeemed all shares attributable to its initial capital investment, except that MONY provided $1,000,000 in capital to the Government Securities Portfolio on November 18, 1994. Additional shares may be acquired by MONY during the Fund's operation or any new portfolio's start-up period. The acquisition of shares by MONY will enable the Portfolios (or any new portfolios) to avoid an unrealistically poor investment performance that might otherwise result because the amounts available for investment were too small, as well as to satisfy the net worth requirements of the 1940 Act. MONY may also acquire additional shares through dividend reinvestment in connection with the shares acquired during the start-up period. Any shares acquired by MONY (other than for allocation to MONY Variable Account A, MONY Variable Account L, MONY Variable Account S, or the Keynote Series Account) will be acquired for investment and can be disposed of only by redemption. They will not be redeemed by MONY until the other assets of the Portfolios are large enough so that redemption will not have an adverse effect upon investment performance. MONY will vote these shares in the same proportion as the shares held in the Variable Accounts, which generally are voted in accordance with the instructions of Contract holders.

VOTING RIGHTS

     All shares of capital stock of the Fund have equal voting rights (regardless of the net asset value per share) except that only shares of the respective Portfolios are entitled to vote on matters concerning only that Portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a Portfolio whose shareholders have not approved that matter. Each outstanding share of each Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon dissolution or liquidation, in the Portfolio's net assets after satisfying outstanding liabilities.

     The voting rights of Contract holders, and limitations on those rights, are explained in the accompanying prospectus for the Contract. MONY and MONY America as the owners of the assets in the Variable Accounts, are entitled to vote all of the shares of the Fund attributable to the Variable Accounts, but they will generally do so in accordance with the instructions of Contract holders. Under certain circumstances, however, MONY and MONY America may disregard voting instructions received from Contract holders. The Fund might under these circumstances be deemed to be controlled by MONY and MONY America by virtue of the definitions contained in the 1940 Act although the Fund disclaims that such control exists.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund and each of its portfolios intend to qualify as "regulated investment companies" under the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). For a description of the restrictions that apply to qualifying as a regulated investment company, see FEDERAL INCOME TAX STATUS at page 12. Under those provisions, the Fund and each of its portfolios will not be subject to federal income tax on the portion of its net ordinary income and net realized capital gains that each portfolio distributes to MONY and MONY America, for allocation to the Variable Accounts or to MONY with respect to shares acquired with initial or additional capital. Since the only shareholders of the Fund will be MONY and MONY America there is no discussion in this Prospectus of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the Contract holders, see the attached prospectus for the Contracts.

     The Fund intends to distribute as dividends substantially all the net ordinary income, if any, of each Portfolio. For dividend purposes, net ordinary income of each Portfolio, other than the Money Market Portfolio and the short-term debt portion of any other Portfolio, consists of (i) all dividends received (other than stock dividends), (ii) plus all interest and other ordinary income accrued, (iii) plus all short-term capital gains realized, (iv) less the expenses of such Portfolio (including fees payable to the Investment Adviser). Net ordinary income of the Money Market Portfolio and the short-term debt portion of any other Portfolio consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) plus all realized net short-term capital gains, (iii) less the expenses of the Portfolio (including the fees payable to the Investment Adviser). Dividends on the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of the Portfolio. Shares corresponding to the Money Market Portfolio will begin accruing dividends on the day following the date on which they are issued. Dividends from investment income of the other Portfolios will be declared and reinvested in additional full and fractional shares annually, although the Fund may make distributions more frequently, except that MONY may elect to receive dividends on the shares acquired to provide operating capital in cash.

     The Fund will normally declare and distribute annually all net realized capital gains of each portfolio of the Fund (other than short-term gains of the Money Market Portfolio, which are declared as dividends daily). In determining the amount of capital gains to be distributed, the realized capital gains and losses of each of the Portfolios are calculated separately. This will not cause any of the Portfolios to have a different investment performance than it would if it were taxed, together with the other Portfolios, as a single investment company and it will not affect the value of Contract holders' interests under the Contracts.

     The Fund and each of its Portfolios intend to declare dividends for each calendar year payable to shareholders of record as of a specified date and distribute such dividends in March of the following calendar year. In determining the capital gains distribution, the Fund and each of its Portfolios will calculate net realized capital gains for each calendar year.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code Sections and Treasury Regulations. The Code and these Regulations are subject to change by legislative, administrative or judicial actions.

SHAREHOLDER REPORTS AND INQUIRIES

     The Fund will send each shareholder, at least annually, reports showing as of a specified date the number of shares in each Portfolio credited to the shareholder. The Fund will also send Contract holders semiannual reports showing the financial condition of the Portfolios and the investments held in each. The annual report may take the form of an updated copy of the Prospectus.

                  CALCULATION OF PERFORMANCE OF THE PORTFOLIOS

     From time to time the performance of one or more of the Portfolios may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Portfolio reflects the results of that Portfolio of the Fund and recurring charges and deductions borne by or imposed on the Portfolio. Set forth below for each Portfolio is the manner in which the data contained in such advertisements will be calculated.

     Money Market Portfolio. The performance data for this Portfolio will reflect the "yield" and "effective yield". The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     All Other Portfolios. The performance data for the Portfolios will reflect the "yield" and "total return". The "yield" of each of the Portfolios (except for a 7 day period for the Money Market Portfolio) refers to the income generated by an investment in that Portfolio over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Portfolio. The value of each Portfolio is the average daily number of shares outstanding multiplied by the net asset value on the last day of the period. "Total return" for each of these Portfolios refers to the return a Shareholder would receive during the period indicated if a $1,000 investment was made the indicated number of years ago. It reflects investment results less charges and deductions of the Fund. Returns for periods exceeding one year reflect the average annual total return for such period. Total return data may also be shown for larger investments which would reflect the average size purchase payment made for Contracts, the purchasers of which may allocate purchase payments to Subaccounts which purchase shares of the Portfolios of the Fund.

     In addition, reference in advertisements may be made to various indices, including, without limitation, the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Corporate Index, and to various ranking services, including, without limitation, the Lipper Annuity and Closed End Survey compiled by Lipper Analytical Services and the VARDS report compiled by Variable Annuity Research and Data Service in order to provide the reader a basis for comparison.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The omitted information may be obtained from the Commission's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information, including the Statement of Additional Information, shareholders may also contact the Fund's office at the address or at the phone number set forth on the cover of this Prospectus.

                                                                      APPENDIX A

                      SECURITIES IN WHICH THE MONEY MARKET
                         PORTFOLIO MAY CURRENTLY INVEST

     The Money Market Portfolio, and the other Portfolios to the extent their investment policies so provide, may invest in the following short-term, debt securities regularly bought and sold by financial institutions:

          1. U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. Government, obligations of U.S. agencies or instrumentalities which are backed by the U.S. Treasury, and obligations issued or guaranteed by U.S. agencies or instrumentalities and backed solely by the issuing agency or instrumentality. These are debt securities (including bills, certificates of indebtedness, notes, and bonds) issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government that is established under the authority of an act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Federal Farm Credit Bank, the Federal Home Loan Bank and the Government National Mortgage Association. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on them is generally backed directly or indirectly by the U.S. Treasury. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

          2. Obligations (including certificates of deposit, bankers' acceptances and time deposits) of any bank organized under the laws of the United States or any state thereof or of foreign branches of such banks or foreign banks, provided that such bank has, at the time of the Portfolio's investment, total assets of at least $1 billion or the equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, which are traded in the over-the-counter market, and Eurodollar time deposits, for which there is generally not a market and Yankee certificates of deposit. "Eurodollars" are dollars deposited in banks outside the United States and Yankee certificates of deposit are certificates of deposit denominated in U. S. dollars and issued in the United States by the domestic branch of a foreign bank and are primarily traded in the United States. An investment in Eurodollar instruments involves risks that are different in some respects from an investment in debt obligations of domestic issuers, including future political and economic developments such as possible expropriation or confiscatory taxation that might adversely affect the payment of principal and interest on the Eurodollar instruments. In addition, foreign branches of domestic banks and foreign banks may not be subject to the same accounting, auditing and financial standards and requirements as domestic banks. Finally, in the event of default, judgments against a foreign branch or foreign bank might be difficult to obtain or enforce. Yankee certificates have risks substantially similar to those of Eurodollar certificates.

          "Certificates of deposit" are certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year). "Bankers' acceptances" are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. "Time deposits" are non-negotiable deposits in a bank for a fixed period of time.

          3. Commercial paper issued by corporations which at the date of investment is rated (a) by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations or, (b) if not rated, issued by domestic or foreign corporations which have an outstanding senior long-term debt issue rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Commercial paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. If the commercial paper is issued by a foreign corporation, it must be U.S. Dollar denominated.

          4. Other corporate obligations issued by domestic or foreign corporations which at the date of investment are rated by any two SEC designated statistical rating organizations in one of the two highest rating categories for short-term debt obligations. "Corporate obligations" are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs. If the obligation is issued by a foreign corporation, it must be U.S. Dollar denominated.

          5. Repurchase Agreements. When the Money Market Portfolio purchases money market securities of the types described above, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon market rate of interest effective for the period of time the Portfolio's money is invested in the security, and is not related to the coupon rate of the purchased security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is "fully collateralized," i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the "loan" including accrued interest. The Fund's custodian bank will take possession of the securities underlying the agreement, and the Fund will value them daily to assure that this condition is met. The Fund has adopted standards for the parties with whom it will enter into repurchase agreements which it believes are reasonably designed to assure that such a party presents no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. In the event that a seller defaults on a repurchase agreement, the Fund may incur a loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund had entered into a repurchase agreement becomes involved in bankruptcy proceedings, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral security of the repurchase agreement declines in value during the bankruptcy proceedings.

          6. Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with banks, which agreements have the characteristics of borrowing and involve the sale of securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price and date, which reflect a rate of interest paid for the use of funds for the period. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolio may be unable to realize a return from the use of the proceeds equal to or greater than the interest required to be paid. Opportunities to achieve this advantage may not always be available, and the Portfolio intends only to use the reverse repurchase technique when it appears to be to its advantage to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolio's securities. The Fund's custodian bank will maintain in a separate account securities of the Portfolio that have a value equal to or greater than the Portfolio's commitments under reverse repurchase agreements.

          7. Asset Backed Securities. Asset backed securities are securities that have been structured to receive payment from an identified pool of assets. These pools are typically overcollateralized or they have some sort of financial guaranty such as a letter of credit or a third party guaranty to ensure full and timely repayment.

          8. Limited liquidity securities/securities sold under SEC Rule
     144A. A substantial market of qualified institutional buyers may develop under Rule 144A of the 1933 Act for securities that are subject to legal or contractual restrictions on resale. If such a market develops, these securities may be treated as liquid securities. To the extent that for a period of time qualified institutional buyers cease purchasing such securities pursuant to Rule 144A, there may be an increase in the level of illiquidity in the portfolio during such period.

     Notwithstanding the above, it is the present intention of the Fund that the Money Market Portfolio continue to qualify under the requirements of Rule 2a-7 of the Securities and Exchange Commission ("SEC") which permits the Portfolio to use the amortized cost method of valuation to calculate net asset value if the Portfolio's funds are invested in accordance with its guidelines. Briefly, those guidelines require investment in Eligible Securities (see VALUATION OF MONEY MARKET PORTFOLIO at page 17 for a discussion of Eligible Securities) which qualify as First or Second Tier securities under the Rule. First Tier securities include any Eligible Security which (i) is rated (or, if unrated, the issuer of which also issues short-term securities any one of which, comparable in priority and security, is rated) by an SEC designated statistical rating organization in its highest category for short-term debt obligations, or (ii) is a security having a remaining maturity of 397 days or less when acquired but which has an original maturity in excess of 397 days and which is now comparable in priority and security to a short-term security of the same issuer which is rated by an SEC designated statistical rating organization in the highest category for short-term debt obligations; or (iii) is unrated as a short-term security (and, if rated as a long-term security, received a rating in one of the two highest categories) and is issued by an issuer which has no rated short-term debt obligations comparable in priority and security. A Second Tier security is any Eligible Security (see VALUATION OF MONEY MARKET PORTFOLIO at page 17 for a discussion of Eligible Securities) which is not a First Tier security.

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                                                                      APPENDIX B

                                    APPENDIX

           DESCRIPTION OF COMMERCIAL PAPER AND CORPORATE BOND RATINGS

Commercial Paper Ratings

     Moody's commercial paper ratings are opinions of the ability of issuers to repay promissory obligations when due. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1 - Superior Ability for Repayment; Prime 2 - Strong Ability for Repayment; Prime 3 - Acceptable Ability for Repayment.

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2", and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. The "A+" designation is applied to those issues rate "A-1" which possess overwhelming safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     Fitch's commercial paper ratings represent Fitch's assessment of the issuer's ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from "F-1+" which represents exceptionally strong credit quality to "F-4" which represents weak credit quality.

     Duff's short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Issues rated Duff 1+ are regarded as having the highest certainty of time payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

     Thomson's BankWatch, Inc. ("TBW") assigns only one Issuer Rating to each company, based upon a qualitative and quantitative analysis of the consolidated financials of an issuer and its subsidiaries. The rating incorporates TBW's opinion of the vulnerability of the company to adverse developments which may impact the marketability of its securities, as well as the issuer's ability to repay principal and interest. Ratings range from "TBW-1" for highest quality to "TBW-3" for the lowest, companies with very serious problems.

Bond Ratings

     A bond rated "Aaa" by Moody's is judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is deemed secure. While the various protective elements may change, such foreseeable changes are unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. Margins of protection on "Aa" bonds may not be as large as on "Aaa" securities or fluctuations of protective elements may be of greater magnitude or there may be other elements present which make the long-term risks appear somewhat larger than "Aaa" securities. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Bonds rated "Baa" are considered medium grade obligations whose interest payments and principal security appear adequate for the present but may lack certain protective elements or may be characteristically unreliable over any great length of time. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classifications from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category. Bonds rated "Ba" are judged to have speculative elements and bonds rated below "Ba" are speculative to a higher degree.

     Debt rated "AAA" by S&P has the highest rating assigned by it. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a strong capacity to pay interest and repay principal and differs from "AAA" issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated "BB" and below is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.

     Debt rated "AAA", the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Debt rated "AA" is regarded as very high credit quality. The obligor's ability to pay interest and repay principal is very strong. Debt rated "A" is of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings. Debt rated "BBB" is of satisfactory credit quality. The obligor's ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment. Plus (+) and minus (-) signs are used with a rating symbol (except "AAA") to indicate the relative position within the category.

     Debt rated "AAA", the highest rating by Duff is considered to be of the highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt. Debt rated "AA" is regarded as high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Debt rated "A" is considered to have average but adequate protection factors. Bonds rated "BBB" are considered to have below average protection factors but still sufficient for prudent investment. Bonds rated "BB" and below are below investment grade and possess fluctuating protection factors and risk.

                                       B-2